Exhibit 99.2

scansource®

CFO COMMENTARY
Q4 FY 2020

FINANCIAL INFORMATION AND CONFERENCE CALL

Please see the accompanying earnings press release available at www.scansource.com in the Investor Relations section. The information included in this CFO commentary is unaudited and should be read in conjunction with the Company's SEC filings on Form 10-K for the year ended June 30, 2020. All results reflect continuing operations only unless otherwise noted. ScanSource will present additional information about its financial results and outlook in a conference call on Monday, August 31, 2020 at 5:00 pm ET. A webcast of the call is available and can be accessed at www.scansource.com (Investor Relations section). The webcast will be available for replay for 60 days.

During fourth quarter fiscal year 2020, generated strong operating cash flow of $74 million

FOURTH QUARTER SUMMARY

We have taken actions to strengthen our balance sheet, improve our cost structure, and prepare for the next phase of growth. For fourth quarter fiscal year 2020, we delivered net sales of $636.5 million (down 22% Y/Y, or down 19% Y/Y for organic growth), reflecting lower customer demand as a result of the COVID-19 pandemic. For the Intelisys master agency business, net sales increased 15% Y/Y. Primarily as a result of the COVID-19 pandemic, in the fourth quarter, we recorded pre-tax, non-cash goodwill and asset impairment charges of $120 million. At June 30, 2020, the Divestitures (defined below) were classified as assets held for sale and recorded as discontinued operations. For fiscal year 2020, we generated strong operating cash flow of $182 million, up from $16 million for fiscal year 2019. This reflects our efforts to reduce working capital investment.

After quarter end, in July, ScanSource initiated a $30 million annualized expense reduction plan to address the business impacts of the COVID-19 pandemic. Also, in July, ScanSource signed an agreement to sell its products distribution business located in Mexico, Colombia, Chile, and Peru, and its Miami-based export operations.

Please see Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. In August 2019, ScanSource announced plans to divest its products distribution business outside of the United States, Canada and Brazil ("Divestitures").

scansource.com 1 August 31, 2020

ScanSource, Inc.

CFO COMMENTARY
Q4 FY2020

QUARTERLY HIGHLIGHTS

$ in millions, except EPS	Q4 FY20	Q3 FY20	Q4 FY19	Y/Y Change
Net sales	$636.5	$744.6	$811.4	-22%
Gross profit	$74.1	$84.6	$96.6	-23%
Gross profit margin %	11.7%	11.4%	11.9%	-26 bps
SG&A expenses	$58.2	$65.1	$62.9	-8%
Operating income	$(113.4)	$10.4	$22.6	n/m
Operating income %	-17.8%	1.4%	2.8%	n/m
Non-GAAP operating income	$8.2	$14.8	$31.0	-73%
Non-GAAP operating income %	1.3%	2.0%	3.8%	-253 bps
GAAP net income	$(108.9)	$5.7	$16.0	n/m
Non-GAAP net income	$4.9	$9.2	$19.3	-75%
GAAP diluted EPS	$(4.29)	$0.23	$0.62	n/m
Non-GAAP diluted EPS	$0.19	$0.36	$0.75	-75%

- Net sales of $636.5 million, down 22% Y/Y
  - FX impact of $(20) million; organic growth down 19% Y/Y
  - Lower customer demand from the COVID-19 pandemic
  - Record net sales for Intelisys master agency, up 15% Y/Y
- Gross profit margin of 11.7%
  - Reflects lower supplier program recognition
  - Better mix from Intelisys and SaaS business
- GAAP operating income, net income and diluted EPS reflect $120 million pre-tax, non-cash goodwill and asset impairment charges
- Non-GAAP operating income of $8.2 million
  - Decreases primarily from lower sales volumes
  - In July 2020, initiated a $30 million expense reduction plan to better align the cost structure with lower sales volumes

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income, non-GAAP net income, and non-GAAP diluted EPS exclude amortization of intangibles, change in fair value of contingent consideration, impairment charges, acquisition/divestiture costs, and other non-GAAP items.

scansource.com 2 August 31, 2020

ScanSource, Inc.

CFO COMMENTARY
Q4 FY2020

WORLDWIDE BARCODE, NETWORKING & SECURITY

$ in millions	Q4 FY20	Q3 FY20	Q4 FY19
Net sales	$447.8	$489.2	$529.1
Gross profit	$37.3	$41.9	$49.1
Gross profit margin %	8.3%	8.6%	9.3%
Operating income	$(112.7)	$4.8	$11.5
Operating income %	-25.2%	1.0%	2.2%
Non-GAAP operating income	$3.7	$5.3	$13.5
Non-GAAP operating income %	0.8%	1.1%	2.5%

Net Sales, $ in millions

Y/Y Growth -15%
Y/Y Organic Growth -14%



$700
$600
$500
$400
$300
$529
$581
$575
$489
$448
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20

- Net sales of $447.8 million, down 15% Y/Y; organic growth down 14% Y/Y
  - Lower customer demand from the COVID-19 pandemic
- Gross profit margin of 8.3%, down both Y/Y and Q/Q
  - Lower supplier program recognition
- Operating income includes $119 million for goodwill impairment charges
- Non-GAAP operating income of $3.7 million
  - Reflects lower gross profits from lower sales volumes and gross profit margin declines

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles, impairment charges and other non-GAAP items.

scansource.com 3 August 31, 2020

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2020

WORLDWIDE COMMUNICATIONS & SERVICES

$ in millions	Q4 FY20	Q3 FY20	Q4 FY19
Net sales	$188.6	$255.4	$282.3
Gross profit	$36.9	$42.7	$47.5
Gross profit margin %	19.5%	16.7%	16.8%
Operating income	$0.5	$6.4	$11.3
Operating income %	0.3%	2.5%	4.0%
Non-GAAP operating income	$4.5	$9.5	$17.5
Non-GAAP operating income %	2.4%	3.7%	6.2%


Net Sales, $ in millions
Y/Y Growth -33%
Y/Y Organic Growth -29%
$400
$300
$200
$100
$-
$282
$262
$249
$255
$189
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20

- Net sales of $188.6 million, down 33% Y/Y; organic growth down 29% Y/Y
  - Lower customer demand from the COVID-19 pandemic
  - Accelerating decline of premise-based communications and shift to cloud
  - Record net sales for Intelisys master agency, up 15% Y/Y
- Gross profit margin of 19.5%, up both Y/Y and Q/Q
  - Better mix from Intelisys and SaaS business
- Operating income includes $1.4 million of impairment charges related to wind-down of Canpango (starting 7/20)
- Non-GAAP operating income decreased to $4.5 million, principally from lower sales volumes

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles, change in fair value of contingent consideration, impairment charges, and other non-GAAP items.

scansource.com 4 August 31, 2020

ScanSource, Inc.

CFO COMMENTARY
Q4 FY2020

FULL-YEAR HIGHLIGHTS

$ in millions, except EPS	FY20	FY19	Y/Y Change
Net sales	$3,047.7	$3,249.8	-6%
Gross profit	$355.6	$392.8	-9%
Gross profit margin %	11.7%	12.1%	-42 bps
SG&A expenses	$260.1	$252.9	+3%
Operating income	($65.0)	$94.7	n/m
Operating income %	-2.1%	2.9%	n/m
Non-GAAP operating income	$78.9	$129.0	-39%
Non-GAAP operating income %	2.6%	4.0%	-138 bps
GAAP net income	($79.2)	$64.9	n/m
Non-GAAP net income	$52.0	$87.7	-41%
GAAP diluted EPS	($3.12)	$2.52	n/m
Non-GAAP diluted EPS	$2.05	$3.41	-40%

- Net sales of $3.05 billion, down 6% Y/Y
  - FX impact of $(40) million; organic growth down 5% Y/Y
  - Lower customer demand from the COVID-19 pandemic
  - Accelerating decline of premise-based communications and shift to cloud
  - Net sales for Intelisys master agency, up 15% Y/Y
- Gross profit margin decreased 42 basis points to 11.7%; reflects lower supplier program recognition
- GAAP operating income, net income and diluted EPS reflect $120 million pre-tax, non-cash goodwill and asset impairment charges
- Non-GAAP operating income of $78.9 million
  - Decreases primarily from lower sales volumes
  - In July 2020, initiated a $30 million expense reduction plan to better align the cost structure with lower sales volumes

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income, non-GAAP net income, and non-GAAP diluted EPS exclude amortization of intangibles, change in fair value of contingent consideration, impairment charges, acquisition/divestiture costs, and other non-GAAP items.

scansource.com 5 August 31, 2020

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2020

WORKING CAPITAL

$ in millions	Q4 FY20	Q3 FY20	Q4 FY19
Accounts receivable (Q/E)	$443.2	$504.4	$523.4
Days sales outstanding in receivables*	63	61	58
Inventory (Q/E)	$454.9	$550.1	$554.1
Inventory turns	4.5	4.5	4.9
Accounts payable (Q/E)	$454.2	$533.1	$488.3
Paid for inventory days*	10.9	11.0	15.1
Working capital (Q/E) (AR+INV–AP)	$443.8	$521.3	$589.2

* Excludes the impact of Intelisys for all periods; paid for inventory days represent Q/E inventory days less Q/E accounts payable days

- Working capital of $443.8 million, down 15% Q/Q and down 25% Y/Y
  - Decreases due to lower sales volumes
- Days sales outstanding in receivables of 63 days
  - Increases due to timing of sales and providing customized financial solutions for customers
- Inventory of $454.9 million, down 17% Q/Q and down 18% Y/Y
  - Inventory turns of 4.5x; slower-than-expected range from lower sales volumes
- Paid for inventory days of 10.9 reflect timing of accounts payable, including some vendor term extensions

scansource.com 6 August 31, 2020

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2020

CASH FLOW AND BALANCE SHEET HIGHLIGHTS

$ in millions	Q4 FY20	Q3 FY20	Q4 FY19
Adjusted EBITDA (QTR)*	$12.3	$19.8	$35.2
Adjusted ROIC (QTR)*	4.0%	6.1%	11.2%
Operating cash flow (QTR)	$74.0	$25.3	$34.5
Operating cash flow, trailing 12 months	$182.0	$142.5	$16.0
Cash and cash equivalents (Q/E), including discontinued operations	$34.5	$34.6	$23.8
Debt (Q/E), including discontinued operations	$247.0	$320.6	$360.5
Net debt, including discontinued operations to adjusted EBITDA, trailing 12 months*	2.2x	2.4x	2.3x
Shares repurchased – # of shares (QTR)	--	--	314,445
Shares repurchased – dollars (QTR)	--	--	$9.8
Remaining share repurchase authorization (as of Q/E)	--	--	$89.5

* Excludes non-GAAP adjustments and change in fair value of contingent consideration

- Adjusted EBITDA of $12.3 million, down 65% Y/Y, primarily from lower sales volumes and low operating leverage
- Operating cash flow of $74 million for the quarter and $182 million for the trailing 12 months
  - Earnings from operations adjusted for non-cash items and lower working capital
- Cash and cash equivalent balances from continuing operations of $29.5 million at 6/30/20, including $23.6 million held outside of the U.S.
- Net debt to trailing 12-month adjusted EBITDA is 2.2x (target range:1.5x to 2.5x)

scansource.com 7 August 31, 2020

ScanSource, Inc. CFO COMMENTARY Q4 FY2020 FORWARD-LOOKING STATEMENTS Although ScanSource believes the expectations in its forward-looking statements This CFO Commentary contains certain are reasonable, it cannot guarantee future comments that are “forward-looking” results, levels of activity, performance or statements, including statements about the achievement. ScanSource disclaims any Divestitures, impact of the COVID-19 obligation to update or revise any forward- pandemic and our operating strategies that looking statements, whether as a result of new involve plans, strategies, economic information, future events, or otherwise, performance and trends, projections, except as may be required by law. expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward- NON-GAAP FINANCIAL INFORMATION looking information is inherently subject to In addition to disclosing results that are risks and uncertainties. determined in accordance with United States Generally Accepted Accounting Principles Any number of factors could cause actual (“GAAP”), the Company also discloses certain results to differ materially from anticipated or non-GAAP measures, including non-GAAP forecasted results, including but not limited to, operating income, non-GAAP operating our ability to complete the Divestitures on income margin, non-GAAP net income, non- acceptable terms or at all, changes in our GAAP diluted EPS, non-GAAP net sales, non- operating strategy, the impact of COVID-19 GAAP gross profit, non-GAAP gross margin, pandemic on our operations and financial adjusted EBITDA, ROIC and net sales condition, changes in interest and exchange excluding the Divestitures less impacts from rates and regulatory regimes impacting our foreign currency translation and acquisitions international operations, the impact of tax (organic growth). A reconciliation of the reform laws, the failure of acquisitions to meet Company's non-GAAP financial information to our expectations, the failure to manage and GAAP financial information is provided in the implement our organic growth strategy, credit Appendix and in the Company’s Form 8-K, risks involving our larger customers and filed with the SEC, with the quarterly earnings vendors, termination of our relationship with press release for the period indicated. key vendors or a significant modification of the terms under which we operate with a key vendor, the decline in demand for the products and services that we provide, reduced prices for the products and services that we provide due both to competitor and customer actions, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2020, filed with the Securities and Exchange Commission (“SEC”). scansource.com 8 August 31, 2020

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Select GAAP and Non-GAAP Measures - QTR

($ in thousands)

	Q4 FY20	Q3 FY20	Q4 FY19
Select reported GAAP measures:			
Net sales	$ 636,450	$ 744,584	$ 811,432
Gross profit	74,147	84,579	96,643
Operating (loss) income	(113,439)	10,393	22,560
Other expense (income), net	(489)	1,881	3,427
Pre-tax (loss) income	(112,950)	8,513	19,133
Net (loss) income	$ (108,859)	$ 5,716	$ 15,996
Diluted EPS	$ (4.29)	$ 0.23	$ 0.62
Select Non-GAAP measures: [a]			
Net sales	$ 636,450	$ 744,584	$ 811,432
Gross profit	74,147	84,579	96,643
Operating income	8,219	14,800	30,998
Other expense (income), net	2,192	1,881	3,427
Pre-tax income	6,027	12,920	27,571
Net income	$ 4,857	$ 9,244	$ 19,314
Diluted EPS	$ 0.19	$ 0.36	$ 0.75

[a] See page 10 and 11 of the Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures

scansource.com 9 August 31, 2020

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - QTR

($ in thousands)

Quarter ended June 30, 2020	Measure, including Divestitures (Non-GAAP)	Impact of Divestitures	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 758,418	$ (121,968)	$ 636,450	$ —	$ —	$ —	$ —	$ —	$ 636,450
Gross profit	83,270	(9,123)	74,147	—	—	—	—	—	74,147
Operating income	(129,935)	16,496	(113,439)	4,946	674	1,311	(5,743)	120,470	8,219
Other expense, net	89,817	(90,306)	(489)	—	—	—	2,681	—	2,192
Pre-tax income	(219,752)	106,802	(112,950)	4,946	674	1,311	(8,424)	120,470	6,027
Net income	(217,262)	108,403	(108,859)	3,744	510	1,311	(6,247)	114,398	4,857
Diluted EPS	$ (8.57)	$ 4.28	$ (4.29)	$ 0.15	$ 0.02	$ 0.05	$ (0.25)	$ 4.51	$ 0.19

(a) Acquisition and divestiture costs totaled $1.3 million for the quarter ended June 30, 2020 and are generally nondeductible for tax purposes.

($ in thousands)

Quarter ended March 31, 2020	Measure, including Divestitures (Non-GAAP)	Impact of Divestitures	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 872,483	$ (127,899)	$ 744,584	$ —	$ —	$ —	$ —	$ —	$ 744,584
Gross profit	94,809	(10,230)	84,579	—	—	—	—	—	84,579
Operating income	6,289	4,104	10,393	5,159	618	950	(2,320)	—	14,800
Other expense, net	2,638	(757)	1,881	—	—	—	—	—	1,881
Pre-tax income	3,652	4,861	8,513	5,159	618	950	(2,320)	—	12,920
Net income	1,713	4,003	5,716	3,909	467	906	(1,754)	—	9,244
Diluted EPS	$ 0.07	$ 0.16	$ 0.23	$ 0.15	$ 0.02	$ 0.04	$ (0.07)	$ —	$ 0.36

(a) Acquisition and divestiture costs totaled $0.8 million for the quarter ended March 31, 2020 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.2 million for the quarter ended March 31, 2020.

scansource.com 10 August 31, 2020

ScanSource, Inc. CFO COMMENTARY Q4 FY2020 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION Operating Income, Pre-Tax Income, Net Income & EPS - QTR, continued ($ in thousands) Quarter ended June 30, 2019 Measure, Change in fair Acquisition, including Intangible value of divestiture and Divestitures Impact of Reported amortization contingent restructuring Tax recovery, Impairment Non-GAAP (Non-GAAP) Divestitures GAAP measure expense consideration costs(a) net charges measure Net sales $ 960,833 $ (149,401) $ 811,432 $ — $ — $ — $ — $ — $ 811,432 Gross profit 109,864 (13,221) 96,643 — — — — — 96,643 Operating income 20,022 2,538 22,560 4,542 3,666 230 — — 30,998 Other expense, net 3,783 (356) 3,427 — — — — — 3,427 Pre-tax income 16,238 2,895 19,133 4,542 3,666 230 — — 27,571 Net income 11,578 4,418 15,996 3,418 2,780 230 (3,110) — 19,314 Diluted EPS $ 0.45 $ 0.17 $ 0.62 $ 0.13 $ 0.11 $ 0.01 $ (0.12) $ — $ 0.75 (a) Acquisition and divestiture costs totaled $0.2 million for the quarter ended June 30, 2020 and are generally nondeductible for tax purposes. scansource.com 11 August 31, 2020

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - FY

($ in thousands)

	Fiscal year ended June 30, 2020								
	Measure, including Divestitures (Non-GAAP)	Impact of Divestitures	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 3,609,230	$ (561,496)	$ 3,047,734	$ —	$ —	$ —	$ —	$ —	$ 3,047,734
Gross profit	404,062	(48,493)	355,569	—	—	—	—	—	355,569
Operating income	(86,545)	21,578	(64,967)	19,953	6,941	4,604	(8,063)	120,470	78,938
Other expense, net	98,254	(91,445)	6,809	—	—	—	2,681	—	9,490
Pre-tax income	(184,799)	113,023	(71,776)	19,953	6,941	4,604	(10,744)	120,470	69,448
Net income	(192,654)	113,427	(79,227)	15,091	5,247	4,449	(8,001)	114,398	51,957
Diluted EPS	$ (7.59)	$ 4.47	$ (3.12)	$ 0.59	$ 0.21	$ 0.18	$ (0.32)	$ 4.51	$ 2.05

(a) Acquisition and divestiture costs totaled $4.0 million for the fiscal year ended June 30, 2020 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.6 million for the fiscal year ended June 30, 2020.

($ in thousands)

	Fiscal year ended June 30, 2019								
	Measure, including Divestitures (Non-GAAP)	Impact of Divestitures	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 3,873,111	$ (623,312)	$ 3,249,799	$ —	$ —	$ —	$ —	$ —	$ 3,249,799
Gross profit	452,572	(59,769)	392,803	—	—	—	—	—	392,803
Operating income	89,964	4,770	94,734	17,893	15,200	1,218	—	—	129,045
Other expense, net	12,056	(959)	11,097	—	—	—	—	—	11,097
Pre-tax income	77,908	5,729	83,637	17,893	15,200	1,218	—	—	117,948
Net income	57,597	7,262	64,859	13,484	11,294	1,218	(3,110)	—	87,745
Diluted EPS	$ 2.24	$ 0.28	$ 2.52	$ 0.52	$ 0.44	$ 0.05	$ (0.12)	$ —	$ 3.41

(a) Acquisition and divestiture costs totaled $1.2 million for the fiscal year ended June 30, 2019 and are generally nondeductible for tax purposes.

scansource.com

12

August 31, 2020

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) - QTR

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the quarter ended June 30, 2020:			
Q4 FY20 net sales, including Divestitures	$ 543,996	$ 214,422	$ 758,418
Divestitures	(96,184)	(25,784)	(121,968)
Q4 FY20 net sales, as reported	$ 447,812	$ 188,638	$ 636,450
Foreign exchange impact (a)	4,911	14,674	19,585
Less: Acquisitions	—	(1,567)	(1,567)
Q4 FY20 net sales, constant currency excluding Divestitures and acquisitions (non-GAAP)	$ 452,723	$ 201,745	$ 654,468
For the quarter ended June 30, 2019:			
Q4 FY19 net sales, including Divestitures	$ 636,172	$ 324,661	$ 960,833
Divestitures	(107,079)	(42,322)	(149,401)
Q4 FY19 net sales, as reported	$ 529,093	$ 282,339	$ 811,432
Less: Acquisitions	—	—	—
Q4 FY19 net sales, excluding Planned Divestitures and acquisitions (non-GAAP)	$ 529,093	$ 282,339	$ 811,432
Y/Y % Change:			
Including Divestitures	**(14.5)%**	**(34.0)%**	**(21.1)%**
As reported	**(15.4)%**	**(33.2)%**	**(21.6)%**
Constant currency, excluding Divestitures and acquisitions (organic growth)	**(14.4)%**	**(28.5)%**	**(19.3)%**

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended June 30, 2020 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended June 30, 2019.

scansource.com 13 August 31, 2020

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) - FY

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the fiscal year ended June 30, 2020:			
FY20 net sales, including Divestitures	$ 2,511,666	$ 1,097,564	$ 3,609,230
Divestitures	(418,449)	(143,047)	(561,496)
FY20 net sales, as reported	$ 2,093,217	$ 954,517	$ 3,047,734
Foreign exchange impact (a)	10,395	29,829	40,224
Less: Acquisitions	—	(9,122)	(9,122)
FY20 net sales, constant currency excluding Divestitures and acquisitions (non-GAAP)	$ 2,103,612	$ 975,224	$ 3,078,836
For the fiscal year ended June 30, 2019:			
FY19 net sales, including Divestitures	$ 2,589,837	$ 1,283,274	$ 3,873,111
Divestitures	(447,941)	(175,371)	(623,312)
FY19 net sales, as reported	$ 2,141,896	$ 1,107,903	$ 3,249,799
Foreign exchange impact (a)	—	—	—
Less: Acquisitions	—	(1,026)	(1,026)
FY19 net sales, excluding Divestitures and acquisitions (non-GAAP)	$ 2,141,896	$ 1,106,877	$ 3,248,773
Y/Y % Change:			
Including Divestitures	**(3.0)%**	**(14.5)%**	**(6.8)%**
As reported	**(2.3)%**	**(13.8)%**	**(6.2)%**
Constant currency, excluding Divestitures and acquisitions (organic growth)	**(1.8)%**	**(11.9)%**	**(5.2)%**

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the fiscal year ended June 30, 2020 into U.S. dollars using the weighted-average foreign exchange rates for the fiscal year ended June 30, 2019.

scansource.com 14 August 31, 2020

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment - QTR

($ in thousands)

	Quarter Ended June 30, 2020								
	Measure, including Divestitures (Non-GAAP)	Impact of Divestitures	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax reform and settlement	Impairment charges	Non-GAAP measure
Worldwide Barcode, NW & Security:									
Net sales	$ 543,996	(96,184)	447,812	—	—	—	—	—	$ 447,812
Gross Profit	$ 42,997	(5,708)	37,289	—	—	—	—	—	$ 37,289
Gross profit margin %	7.9 %	5.9 %	8.3 %	— %	— %	— %	— %	— %	8.3 %
Operating income	$ (115,352)	2,683	(112,669)	1,968	—	—	(4,648)	119,037	$ 3,688
Operating income margin %	(21.2)%	(2.8)%	(25.2)%	— %	— %	— %	— %	— %	0.8 %
Worldwide Communications & Services:									
Net sales	$ 214,422	(25,784)	188,638	—	—	—	—	—	$ 188,638
Gross Profit	$ 40,273	(3,415)	36,858	—	—	—	—	—	$ 36,858
Gross profit margin %	18.8 %	13.2 %	19.5 %	— %	— %	— %	— %	— %	19.5 %
Operating income	$ (13,272)	13,812	540	2,978	674	—	(1,095)	1,433	$ 4,530
Operating income margin %	(6.2)%	(53.6)%	0.3 %	— %	— %	— %	— %	— %	2.4 %

($ in thousands)

	Quarter Ended March 31, 2020								
	Measure, including Divestitures (Non-GAAP)	Impact of Divestitures	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax reform and settlement	Impairment charges	Non-GAAP measure
Worldwide Barcode, NW & Security:									
Net sales	$ 583,642	(94,424)	489,218	—	—	—	—	—	$ 489,218
Gross Profit	$ 48,583	(6,712)	41,871	—	—	—	—	—	$ 41,871
Gross profit margin %	8.3 %	7.1 %	8.6 %	— %	— %	— %	— %	— %	8.6 %
Operating income	$ 3,870	925	4,795	1,968	—	—	(1,452)	—	$ 5,311
Operating income margin %	0.7 %	(1.0)%	1.0 %	— %	— %	— %	— %	— %	1.1 %

scansource.com
15
August 31, 2020

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

	Measure, including Divestitures (Non-GAAP)	Impact of Divestitures	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax reform and settlement	Impairment charges	Non-GAAP measure
Worldwide Communications & Services:									
Net sales	$ 288,841	(33,451)	255,390	—	—	—	—	—	$ 255,390
Gross Profit	$ 46,226	(3,494)	42,732	—	—	—	—	—	$ 42,732
Gross profit margin %	16.0 %	10.4 %	16.7 %	— %	— %	— %	— %	— %	16.7 %
Operating income	$ 3,199	3,199	6,398	3,191	618	169	(868)	—	$ 9,508
Operating income margin %	1.1 %	(9.6)%	2.5 %	— %	— %	— %	— %	— %	3.7 %

($ in thousands)

	Quarter Ended June 30, 2019								
	Measure, including Divestitures (Non-GAAP)	Impact of Divestitures	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax reform and settlement	Impairment charges	Non-GAAP measure
Worldwide Barcode, NW & Security:									
Net sales	$ 636,172	(107,079)	529,093	—	—	—	—	—	$ 529,093
Gross Profit	$ 56,407	(7,278)	49,129	—	—	—	—	—	$ 49,129
Gross profit margin %	8.9 %	6.8 %	9.3 %	— %	— %	— %	— %	— %	9.3 %
Operating income	$ 10,901	605	11,506	1,968	—	—	—	—	$ 13,474
Operating income margin %	1.7 %	(0.6)%	2.2 %	— %	— %	— %	— %	— %	2.5 %
Worldwide Communications & Services:									
Net sales	$ 324,661	(42,322)	282,339	—	—	—	—	—	$ 282,339
Gross Profit	$ 53,458	(5,944)	47,514	—	—	—	—	—	$ 47,514
Gross profit margin %	16.5 %	14.0 %	16.8 %	— %	— %	— %	— %	— %	16.8 %
Operating income	$ 9,351	1,933	11,284	2,574	3,666	—	—	—	$ 17,524
Operating income margin %	2.9 %	(4.6)%	4.0 %	— %	— %	— %	— %	— %	6.2 %

scansource.com 16 August 31, 2020

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment - FY

($ in thousands)

Fiscal year ended June 30, 2020

	Measure, including Divestitures (Non-GAAP)	Impact of Divestitures	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax reform and settlement	Impairment charges	Non-GAAP measure
Worldwide Barcode, NW & Security:									
Net sales	$ 2,511,666	(418,449)	2,093,217	—	—	—	—	—	$ 2,093,217
Gross Profit	$ 209,987	(29,405)	180,582	—	—	—	—	—	$ 180,582
Gross profit margin %	8.4 %	7.0 %	8.6 %	— %	— %	— %	— %	— %	8.6 %
Operating income	$ (85,414)	1,899	(83,515)	7,871	—	—	(5,480)	119,037	$ 37,913
Operating income margin %	(3.4)%	(0.5)%	(4.0)%	— %	— %	— %	— %	— %	1.8 %
Worldwide Communications & Services:									
Net sales	$ 1,097,564	(143,047)	954,517	—	—	—	—	—	$ 954,517
Gross Profit	$ 194,075	(19,087)	174,988	—	—	—	—	—	$ 174,988
Gross profit margin %	17.7 %	13.3 %	18.3 %	— %	— %	— %	— %	— %	18.3 %
Operating income	$ 2,869	19,679	22,548	12,082	6,941	604	(2,583)	1,433	$ 41,025
Operating income margin %	0.3 %	(13.8)%	2.4 %	— %	— %	— %	— %	— %	4.3 %

($ in thousands)

Fiscal year ended June 30, 2019

	Measure, including Divestitures (Non-GAAP)	Impact of Divestitures	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax reform and settlement	Impairment charges	Non-GAAP measure
Worldwide Barcode, NW & Security:									
Net sales	$ 2,589,837	(447,941)	2,141,896	—	—	—	—	—	$ 2,141,896
Gross Profit	$ 244,746	(35,503)	209,243	—	—	—	—	—	$ 209,243
Gross profit margin %	9.5 %	7.9 %	9.8 %	— %	— %	— %	— %	— %	9.8 %
Operating income	$ 59,875	(2,856)	57,019	8,099	—	—	—	—	$ 65,118
Operating income margin %	2.3 %	0.6 %	2.7 %	— %	— %	— %	— %	— %	3.0 %

scansource.com 17 August 31, 2020

ScanSource, Inc. CFO COMMENTARY Q4 FY2020 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION ($ in thousands) Fiscal year ended June 30, 2019 Acquisition, Measure, Change in fair Divestiture, including Reported Intangible value of and Divestitures Impact of GAAP amortization contingent Restructuring Tax reform Impairment Non-GAAP (Non-GAAP) Divestitures measure expense consideration costs and settlement charges measure Worldwide Communications & Services: Net sales $ 1,283,274 (175,371) 1,107,903 — — — — — $ 1,107,903 Gross Profit $ 207,826 (24,266) 183,560 — — — — — $ 183,560 Gross profit margin % 16.2% 13.8% 16.6% — % — % — % — % — % 16.6 % Operating income $ 31,307 7,626 38,933 9,794 15,200 — — — $ 63,927 Operating income margin % 2.4% (4.3) % 3.5% — % — % — % — % — % 5.8 % scansource.com 18 August 31, 2020

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Return on Invested Capital - QTR

($ in thousands)	Q4 FY20	Q3 FY20	Q2 FY20	Q1 FY20	Q4 FY19
Adjusted return on invested capital (ROIC), annualized (a)	**4.0 %**	**6.1 %**	**9.9 %**	**9.6 %**	**11.2 %**
Reconciliation of Net Income to Adjusted EBITDA					
Net (loss) income from continuing operations - GAAP	$ (108,859)	$ 5,716	$ 11,626	$ 12,291	$ 15,996
Plus:					
Interest expense	2,497	3,098	3,312	3,317	3,851
Income taxes	(4,091)	2,797	4,407	4,338	3,137
Depreciation and amortization	8,743	8,986	9,081	8,517	8,321
EBITDA	(101,710)	20,597	28,426	28,463	31,305
Adjustments:					
Change in fair value of contingent consideration	674	618	3,176	2,472	3,666
Tax recovery, net	(8,424)	(2,320)	—	—	—
Acquisition and divestiture costs	1,311	781	1,151	757	230
Restructuring costs	—	169	266	169	—
Impairment charges	120,470	—	—	—	—
Adjusted EBITDA (numerator for ROIC) (non-GAAP)	**$ 12,321**	**$ 19,845**	**$ 33,019**	**$ 31,861**	**$ 35,201**
Invested Capital Calculation					
Equity - beginning of the quarter	$ 897,678	$ 927,580	$ 905,751	$ 914,129	$ 911,063
Equity - end of quarter	678,246	897,678	927,580	905,751	914,129
Adjustments:					
Change in fair value of contingent consideration, net of tax	510	467	2,401	1,869	2,780
Tax recovery, net and related interest income, net of tax	(6,247)	(1,754)	—	—	(3,110)
Acquisition and divestiture costs	1,311	781	1,151	757	230
Asset impairment, net of tax	114,398	—	—	—	—
Restructuring costs, net of tax	—	125	196	128	—
Impact of Planned Divestitures, net of tax	98,794	(7,713)	(13,520)	(12,501)	(16,557)
Average equity	892,345	908,582	911,780	905,067	904,268
Average funded debt (b)	337,973	405,533	411,614	407,306	355,932
Invested capital (denominator for ROIC) (non-GAAP)	**$ 1,230,318**	**$ 1,314,115**	**$ 1,323,394**	**$ 1,312,373**	**$ 1,260,200**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average funded debt, which includes both continuing and discontinued operations, is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 19 August 31, 2020

ScanSource, Inc. CFO COMMENTARY Q4 FY2020 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION Average Return on Invested Capital - FY ($ in thousands) FY20 FY19 Adjusted return on invested capital (ROIC), annualized (a) 7.5% 12.1 % Reconciliation of Net Income to Adjusted EBITDA Net (loss) income from continuing operations - GAAP $ (79,227) $ 64,859 Plus: Interest expense 12,224 13,162 Income taxes 7,451 18,778 Depreciation and amortization 35,328 33,652 EBITDA (24,224) 130,451 Adjustments: Change in fair value of contingent consideration 6,941 15,200 Tax recovery, net (10,744) — Acquisition and divestiture costs 4,000 1,218 Restructuring costs 604 — Impairment charges 120,470 — Adjusted EBITDA (numerator for ROIC) (non-GAAP) $ 97,047 $ 146,869 Invested Capital Calculation Equity - beginning of the year $ 914,129 $ 866,376 Equity - end of the year 678,246 914,129 Adjustments: Change in fair value of contingent consideration, net of tax 5,247 11,294 Tax recovery, net of tax (8,001) (3,110) Acquisition and divestiture costs 4,000 1,218 Asset impairment, net of tax 114,398 — Restructuring costs, net of tax 449 — Impact of discontinued operations, net of tax 98,794 (16,557) Average equity 903,631 886,675 Average funded debt (b) 390,709 329,473 Invested capital (denominator for ROIC) (non-GAAP) $ 1,294,340 $ 1,216,148 (a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures. (b) Average funded debt, which includes both continuing and discontinued operations, is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt. scansource.com 20 August 31, 2020

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and EBITDA Metrics

($ in thousands)	Q4 FY20	Q3 FY20	Q2 FY20	Q1 FY20	Q4 FY19
Debt of continuing operations(Q/E)	$ 218,728	$ 281,951	$ 280,791	$ 286,616	$ 327,489
Debt of discontinued operations (Q/E)	28,228	38,645	76,954	83,714	33,017
Consolidated debt (Q/E)	246,956	320,596	357,745	370,330	360,506
Less:					
Cash and cash equivalents of continuing operations (Q/E)	(29,485)	(29,758)	(38,773)	(24,351)	(19,305)
Cash and cash equivalents of discontinued operations (Q/E)	(4,970)	(4,838)	(3,232)	(1,526)	(4,513)
Consolidated cash and cash equivalents (Q/E)	(34,455)	(34,596)	(42,005)	(25,877)	(23,818)
Net debt (Q/E)	**$ 212,501**	**$ 286,000**	**$ 315,740**	**$ 344,453**	**$ 336,688**
Reconciliation of Net Income to Adjusted EBITDA					
Net (loss) income from continuing operations - GAAP	$ (108,859)	$ 5,716	$ 11,626	$ 12,291	$ 15,996
Plus:					
Interest expense	2,497	3,098	3,312	3,317	3,851
Income taxes	(4,091)	2,797	4,407	4,338	3,137
Depreciation and amortization	8,743	8,986	9,081	8,517	8,321
EBITDA	(101,710)	20,597	28,426	28,463	31,305
Adjustments:					
Change in fair value of contingent consideration	674	618	3,176	2,472	3,666
Tax recovery, net	(8,424)	(2,320)	—	—	—
Acquisition and divestiture costs	1,311	781	1,151	757	230
Restructuring costs	—	169	266	169	—
Impairment charges	120,470	—	—	—	—
Adjusted EBITDA (non-GAAP)	$ 12,321	$ 19,845	$ 33,019	$ 31,861	$ 35,201
Adjusted EBITDA, TTM (a)	**$ 97,047**	**$ 119,925**	**$ 135,627**	**$ 141,778**	**$ 146,869**
Net Debt / Adjusted EBITDA, TTM (a)	**2.2x**	**2.4x**	**2.3x**	**2.4x**	**2.3x**

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com 21 August 31, 2020

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2020

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Discontinued Operations, Net Sales and Working Capital

($ in thousands)	Q4 FY20	Q3 FY20	Q2 FY20	Q1 FY20	Q4 FY19
Net sales from continuing operations	$ 636,450	$ 744,584	$ 823,999	$ 842,702	$ 811,432
Net sales from discontinued operations	121,969	127,899	155,912	155,716	149,401
Working capital					
Net accounts receivable of continuing operations	$ 443,185	$ 504,366	$ 513,644	$ 567,947	$ 523,424
Net accounts receivable of discontinued operations	117,200	114,392	131,626	138,481	131,560
Inventory of continuing operations	$ 454,885	$ 550,072	$ 621,146	$ 599,645	$ 554,080
Inventory of discontinued operations	106,779	116,386	121,833	115,580	143,263
Accounts payable of continuing operations	$ 454,240	$ 533,124	$ 586,957	$ 581,743	$ 488,291
Accounts payable of discontinued operations	56,098	75,293	85,949	74,407	69,810
Working capital of continuing operations	$ 443,830	$ 521,314	$ 547,833	$ 585,849	$ 589,213
Working capital of discontinued operations	167,881	155,485	167,510	179,654	205,013

scansource.com 22 August 31, 2020